SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2024 (November 26, 2024)

NEURALBASE AI LTD.
(Exact name of registrant as specified in its charter)

Nevada	000-33325	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

Calle 98 No.19 A - 79 AP

410 Localidad De Chapinero

Bogota 00000l, Colombia

+1 727 314 3717

 (Address, including zip code, and telephone number,

including area code, of registrant's principal executive offices)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

NEURALBASE AI LTD.

Form 8-K

Current Report

Item 8.01. Other Events.

As previously announced, on August 5, 2024, Company filed a Certificate of Amendment amending its Articles of Incorporation with the Nevada Secretary of State to affect the name change of the Company Neuralbase AI Ltd. (the “Name Change”).

In connection with the Name Change, the Company filed an Issuer Company-Related Action Notification Form with Financial Industry Regulatory Authority (“FINRA”) to request effectiveness of the name change, a new stock symbol, and to give effect to a Seven Thousand Five Hundred-for-1 (7,500-for-1) Reverse Stock Split (“Reverse Split). Following the Reverse Split, 1,499,338,547 issued and outstanding shares of Common Stock shall represent 199,911 post-Reverse Split shares, and any and all fractional shares resulting from the Reverse Split shall be rounded up to the next whole share.

On November 26, 2024, FINRA announced that the Name Change, Symbol Change, and the Reverse Split of the issued and outstanding shares of the Company’s Common Stock would be made effective in the marketplace as of market open on November 27, 2024.

Additionally, FINRA also approved the Company’s request to change its stock symbol from “VIRA” to “NBBI” (the “Symbol Change”). The Company’s shares will continue to trade on the OTC Marketplace under the symbol “VIRA” with the letter “D” added to the end of the trading symbol for a period of 20 trading days form the Effective Date to indicate that the Reverse Stock Split has occurred. After the 20-trading day period has elapsed the Symbol Change will become effective, with the Company’s trading symbol becoming “NBBI” at such time.

No action is required from current shareholders in relation to the announcement of the Name Change, Symbol Change, and Reverse Stock Split, however, the Company’s CUSIP has changed to 927647206.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit
Number	Description of Exhibit	Filing
3.01	Certificate of Amendment filed with the Nevada Secretary of State	Previously Filed
3.02	Certificate of Change Pursuant to NRS 78.209	Previously Filed
104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

*Previously filed as exhibits to the Company’s Current Report as filed with the SEC on August 16, 2024.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEURALBASE AI LTD.

Dated: December 10, 2024	/s/ Frank Gomez
By: Frank Gomez
Its: Chief Executive Officer

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